Exhibit 10.1

                                                         November 18, 1997


                      ATL ULTRASOUND, INC.

               1992 Nonofficer Employee Stock Plan


1.  Definitions

        The following terms have the corresponding meanings for purposes of the Plan:

     "Change of Control" means

     (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or
(ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors or (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or (B) the Outstanding Corporation Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change of
Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and
(iii) of the following subsection (c) are satisfied; or

     (c) approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, immediately following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
(ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly,

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                           -2-

33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) approval by the stockholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which immediately following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

     "Committee" means the Committee provided for in Section 4, which shall administer the Plan.

     "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

     "Corporation" means ATL Ultrasound, Inc., a Washington corporation.

     "Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death, or in the absence of such designation, the Participant's estate. Such designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

     "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the Nasdaq Stock Market. If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

     "Participant" means an employee who has received an award under the Plan.

     "Plan" means this ATL Ultrasound, Inc. 1992 Nonofficer
Employee Stock Plan.

     "Restricted Stock" means the shares of Common Stock referred to in Section 7.

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                              -3-


     "Retirement" means the termination of the services of a Participant because of early or normal retirement as defined in the ATL Retirement Plan.

     "Withholding Tax" means any tax, including any federal, state or local income tax or payroll tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of an option or the award of Restricted Stock.

2.  Stock Subject to the Plan

     There are reserved for issuance upon the exercise of options or for issuance of Restricted Stock under the Plan 520,000 shares of Common Stock. Such shares may be authorized and unissued shares of Common Stock or previously outstanding shares of Common Stock then held in the Corporation's treasury. If any option granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the provisions of Section 6(f) or the third paragraph of Section 6(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Section 6(c) or otherwise, or the substitution in place thereof of a new option) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan. If shares of Restricted Stock shall be forfeited and returned to the Corporation pursuant to the provisions of Section 8, such shares shall again be available for the purposes of issuance under the Plan.

3.  Administration

     (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which Restricted Stock shall be awarded and options shall be granted and the number of shares to be covered by each such award or grant. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 3 shall be conclusive. It is the intention of the Corporation that the Plan and the administration hereof comply in all respects with
Section 16(b) of the Exchange Act, and the rules and regulations promulgated thereunder, and if any Plan provision is later found not to be in compliance with Section 16(b), the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3.

     (b) The Committee may in its discretion delegate to a committee appointed by the Board consisting of one or more officers of the Corporation (the "Grant Committee") the authority to grant, pursuant to this Plan, Restricted Stock awards and options for a total number of shares of Common Stock determined by the Committee, and under terms, conditions and criteria which are approved by the Committee. Such authorization may include the ability to determine the Participants to whom, the number of shares in respect of which, and the time or times at which, such options and awards shall be granted. In the event the Committee shall grant such authority to the Grant Committee, the Grant Committee shall report to the Committee in writing, at times determined by the Committee, (i) the names of Participants who have received any such grants and awards, (ii) the number of shares covered by each award or option so granted, (iii) the date upon which each such award or option was granted and (iv) such other information as the Committee may request. Any action of the Grant Committee pursuant to

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                              -4-


authority granted by the Committee under this Section 3(b) in accordance with the Committee resolution granting such authority shall be deemed to be the action of the Committee.

4.  The Committee

     (a) The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act. Currently, the Committee shall consist solely of two or more members of the Board who are disinterested. If at any time an insufficient number of disinterested directors is available to serve on such Committee, interested directors may serve on the Committee; however, during such time, no options shall be granted under the Plan to any person if the granting of such options would not meet the requirements of Section 16(b) of the Exchange Act.

     (b) For purposes of this Section 4, a "disinterested director" is a person who meets the definition of "disinterested person" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act. Currently, a disinterested director is a member of the Board who is not (and, during the 12-month period preceding his appointment as a member of the Committee has not been) granted or awarded stock, stock appreciation rights or other equity securities of the Corporation or any affiliated corporation pursuant to the Plan or any other plan of the Corporation or any affiliated corporation except for formula plans (as such term is defined in Rule 16b-3(c)(2)(ii) issued under the Exchange Act) or ongoing securities acquisition plans (as described in Rule 16b-3(d)(2)(i) issued under the Exchange Act). The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

5.  Eligibility

        The Committee may grant Restricted Stock awards and options only to employees of the Corporation and of its present and future subsidiary corporations ("subsidiaries") who, at the time of the grant, are not officers or directors (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) of the Corporation or any of its present and future subsidiary corporations. Any person eligible under the Plan may receive one or more grants of Restricted Stock or options as the Committee shall from time to time determine, and such determinations may be different as to different Participants.

6.  Option Grants

     (a) The Committee is authorized under the Plan, in its discretion, to issue only options which do not qualify as "incentive stock options" as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended ("Nonqualified Stock Options") and the options shall be designated as Nonqualified Stock Options in the applicable option agreement. The purchase price of the Common Stock under each option granted under the Plan shall be determined by the Committee but shall be not less than the average Fair Market Value of the Common Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted.

     (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to the first anniversary of the date of grant thereof except as provided in

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                                -5-


Section 6(c), (d), (g), and (h) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 100 shares at any one time (or the remaining shares covered by the option if less than 100) during the term of the option. The Committee shall also be authorized to establish the manner of the exercise of an option. The term of each option shall be not more than 10 years from the date of grant thereof. In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at any time prior to exercise that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock; provided, however, that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least three months prior thereto; or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any Withholding Tax obligations that may arise in connection with the exercise.

     In lieu of requiring an option holder to pay cash or stock and to receive in turn certificates for shares of Common Stock upon the exercise of an option, if the option agreement so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the option surrendered for cancellation. Such appreciated value shall be the difference between the option price of such shares (as adjusted pursuant to Section 15) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

     (c) In the event that a Participant's services for the Corporation or one of its subsidiaries shall cease and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of services, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date. For purposes of this Section 6(c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobedience has continued for a period of 10 days following notice thereof from the Corporation.

     In the event of the termination of the services of the holder of an option because of Retirement or disability, he or she may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in the option grant) exercise such option at any time prior to the expiration of the option, (i) in the event of disability or normal Retirement, to the extent of the number of shares covered by such option, whether or not such shares had become

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                            -6-


purchasable by him or her at the date of the termination of his or her services and (ii) in the event of early Retirement, to the extent of the number of shares covered by such option at such time or times as such option becomes purchasable by him or her in accordance with its terms.

     In the event of the death of an individual to whom an option has been granted under the Plan, while he or she is performing services for the Corporation or a subsidiary, the option theretofore granted to him or her (unless the option shall have been previously terminated pursuant to the provisions of this
Section 6(c) or unless otherwise provided in the option grant) may, subject to the limitations described in Section 6(g), be exercised by his or her Designated Beneficiary, by his or her legatee or legatees of the option under his last will, or by his or her personal representatives or distributees, at any time within a period of one year after his or her death, but not after the expiration of the option, to the extent of the remaining shares covered by the option whether or not such shares had become purchasable by such an individual at the date of death.
In the event of the death of an individual (i) during the one-year period following termination of his or her services or (ii) following termination of his or her services by reason of Retirement or disability, then the option (if not previously terminated pursuant to the provisions of this Section 6(c)) may be exercised during the remainder of such one-year period or during the remaining term of the option, respectively, by his or her Designated Beneficiary, by his or her legatee under his or her last will, or by his or her personal representative or distributee, but only to the extent of the number of shares purchasable by such Participant pursuant to the provisions of
Section 6(d) at the date of termination of services.

     In the event of the termination of the services of the holder of an option, other than by reason of Retirement, disability or death, he or she may (unless the option shall have been previously terminated pursuant to the provisions of this
Section 6(c) or unless otherwise provided in the option grant) exercise the option at any time within one year after such termination but not after the expiration of the option, to the extent of the number of shares covered by the option which were purchasable by him or her at the date of the termination of services, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date.

     (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of services, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his services and may exercise such option at any time prior to the expiration of the original term of the option. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee of the Corporation or of a subsidiary; however, a change in a Participant's status from an employee to a nonemployee shall result in the termination of an outstanding option held by such Participant in accordance with
Section 6(c). The Committee, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of service. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his or her employment or other services at any time.

     (e) The date of grant of an option pursuant to the Plan shall be the date specified by the Committee, or the Grant Committee acting pursuant to authority granted under Section 3(b), at the time it grants such option, provided that such date shall not be prior to the date of such action by the Committee or the grant Committee, and that the price shall be determined in accordance with Section 6(a) on such date. The Committee or Grant Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

     (f) The Committee shall be authorized, in its absolute discretion, to permit option holders to surrender outstanding options in exchange for the grant of new options or to require option holders

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to surrender outstanding options as a condition precedent to the grant of new options. The number of shares covered by the new options, the option price (subject to the provisions of Section 6(a)), the option period and other terms and conditions of the new options shall all be determined in accordance with the Plan and may be different from the provisions of the surrendered options.

     (g) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, in the event of a Change of Control, each option outstanding under the Plan shall thereupon become exercisable at any time during the remaining term of the option, but not after the term of the option, to the extent of the number of shares covered by the option, whether or not such shares had become purchasable by the Participant thereunder immediately prior to such Change of Control.

     (h) Anything in the Plan to the contrary notwithstanding, during the 90 calendar days from and after a Change of Control
(x) an optionee (other than an optionee who initiated a Change of Control in a capacity other than as an officer or a Director of the Corporation) who is an officer or a Director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and (y) any other optionee who is not an officer or a Director with respect to an option shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the Fair Market Value of the Common Stock on the date of exercise shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

     (i) Anything in this paragraph 6 to the contrary notwithstanding, if a stock option of a recipient under an ATL stock option plan expires, and the expired option at the time of its expiration had value and was for the purchase of shares of the same class as shares available for grant under this Plan, and the recipient is eligible for awards under this Plan as specified in paragraph 5 hereof, and the Committee feels in its discretion that it is appropriate or equitable to do so, the Committee may award such recipient a new stock option under this Plan, for up to the number of shares of the expired option, such new stock option to vest immediately upon grant and to expire within a period of time no greater than 90 days from the date of the grant.

7.   Restricted Stock Awards

  (a) The consideration to be received for shares of Restricted Stock issued hereunder out of authorized but unissued shares or out of treasury shares shall be equal to cash in an amount equal to the par value thereof and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a shareholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the Participant shall have, subject to the provisions hereof, all the rights of a stockholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

  (b) During a period of months following the date of grant, as determined by the Committee, which shall in no event be less than six months (the "Restricted Period"), the Restricted Stock or any rights

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                               -8-

thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death or normal Retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his Designated Beneficiary, the legatee under his last will or his personal representative or distributee shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the early Retirement of the recipient during the Restricted Period, such restrictions shall continue until they lapse in accordance with the terms of the grant.

  Except as provided in Section 7(c), in the event that, during the Restricted Period, the service of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or resignation by the recipient), other than termination of service due to the Retirement or death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a shareholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding the foregoing, the recipient's service contract with the Corporation may provide that upon termination of his service for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

  A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

  (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change of Control (as defined in Section 1), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

  (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock awarded to a recipient shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

8.  Withholding Taxes

     In connection with the transfer of shares of Common Stock as a result of the award of Restricted Stock or the exercise of an option the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention by the Corporation or acceptance by the Corporation upon delivery thereof by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the Participant pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the Participant. For purposes of this Section 8, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of such shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

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                                  -9-


     Notwithstanding the foregoing, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay such Withholding Tax or by having the Corporation retain or accept upon delivery thereof by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and made on or prior to the Tax Date and (ii) if the Participant is subject to Section 16 of the Exchange Act, an election to have shares retained to satisfy the Withholding Tax must be an irrevocable election made at least six months prior to the Tax Date or the withholding election must become effective during the 10-business-day period beginning on the third business day following the date on which the Corporation releases for publication its annual or quarterly summary statements of sales and earnings and ending on the twelfth business day following the date of release thereof.

9.  Transferability and Ownership Rights of Options

     No option awarded under the Plan shall be transferable otherwise than pursuant to the designation of a Designated Beneficiary or by will, descent or distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him or her. The holder of an option shall have none of the rights of a stockholder until the shares subject thereto shall have been registered in the name of such holder on the transfer books of the Corporation.

10.  Section 16(b) Compliance and Bifurcation of Plan

     It is the intention of the Corporation that, if any of the Corporation's equity securities are registered pursuant to
Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act and, if any Plan provision is later found not to be in compliance with such Section, the provision shall be deemed null and void, and in all events the plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

11.  Adjustments Upon Changes in Capitalization

     Except as otherwise provided in Section 6(h) and Section 6(i), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, in the number and class of shares or rights subject to options and the exercise prices of the options covered thereby. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and the maximum number of shares of Restricted Stock which may be awarded shall be appropriately adjusted by the Committee.

12.  Amendment and Termination

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of options or Restricted Stock shall be made after, October 31, 2002; provided, however, that such termination shall have no effect on awards of options or Restricted Stock made prior thereto. The Plan may be terminated, modified or amended by the stockholders of the

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                               -10-


Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.

13.  Effectiveness of the Plan

     The Plan shall become effective on November 1, 1992. The Committee may in its discretion authorize the awarding of Restricted Stock and the granting of options, the issuance or exercise of which shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and (b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.